UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.               )
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LNB BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LNB BANCORP, INC.
LORAIN, OHIO

NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 19, 2005

To The Shareholders of
LNB Bancorp, Inc.	March 18, 2005

     The 2005 Annual Meeting of Shareholders of LNB Bancorp, Inc. (the “Annual Meeting”) will be held at The Lorain National Bank, 521 Broadway, Lorain, Ohio, on Tuesday, April 19, 2005, at 10:00 a.m. local time for the purpose of considering and voting upon the following matters as more fully described in the attached Proxy Statement.

Proposals:

1.	Election of Directors – To elect four directors.

2.	Other Business – To transact any other business which properly comes before the meeting or any adjournment of it.

     Shareholders of record at the close of business on February 28, 2005 will be entitled to vote the number of common shares held of record in their names on that date.

     We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the Annual Meeting in person. This proxy may be revoked prior to its exercise.

By Order of the Board of Directors

Terry M. White
Executive Vice President,
Chief Financial Officer and
Corporate Secretary

     Your vote is important. Please mark, sign, date and mail the enclosed proxy form(s) whether or not you plan to attend the Annual Meeting. A return envelope is enclosed for your convenience.

LNB BANCORP, INC.
457 BROADWAY
LORAIN, OHIO 44052

PROXY STATEMENT FOR 2005 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 19, 2005
Meeting Information
Ownership of Voting Shares
Election of Directors
Committees of the Board
Report of the Audit and Finance Committee
Principal Accounting Firm Fees
Executive Compensation and Other Information
Aggregated Option Exercises in 2004 and Fiscal Year End Option Values
Employee’s Annual Estimated Pension Benefits
Supplemental Retirement Benefit Agreements
Report of the Compensation Committee on Executive Compensation
Compensation Committee Interlocks and Insider Participation in Compensation Decisions
Certain Transactions
Section 16(a) Beneficial Ownership Reporting Compliance
Shareholder Proposals for Next Annual Meeting
Selection of Auditors
Other Business
Annual Report

PROXY STATEMENT FOR 2005 ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD APRIL 19, 2005

Introduction

     This Proxy Statement is being furnished to shareholders of LNB Bancorp, Inc. (“LNB Bancorp” or the “Corporation”) in connection with the solicitation of proxies by the Board of Directors of the Corporation to be used at the 2005 Annual Meeting of Shareholders, and any adjournment thereof, to be held at the time and place set forth in the accompanying notice (the “Annual Meeting”). This Proxy Statement and the enclosed proxy are first being sent to shareholders on or about March 18, 2005.

     At the Annual Meeting, shareholders of the Corporation will be asked to elect four directors.

Voting and Revocation of Proxies

     If the enclosed form of proxy is properly executed and returned to the Corporation in time to be voted at the Annual Meeting, the common shares represented by your proxy will be voted in accordance with your instructions marked on the proxy. Where properly executed proxies are returned but no such instructions are given, the common shares will be voted “For” the election to the Board of Directors of the persons nominated by the Board of Directors of the Corporation.

     The presence of a shareholder at the Annual Meeting will not automatically revoke any proxy previously given by such shareholder. However, shareholders may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Corporation a written notice of revocation, by delivering to the Corporation a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Written notices of revoked proxies may be directed to Terry M. White, Executive Vice President, Chief Financial Officer and Corporate Secretary, LNB Bancorp, Inc., 457 Broadway, Lorain, Ohio 44052.

Solicitation of Proxies

     The Corporation will bear the cost of soliciting proxies in the form enclosed herewith. In addition to soliciting proxies by mail, the Corporation, through its directors, officers and regular employees, will also solicit proxies personally or by telephone or telecopy without incurring any additional cost. The Corporation will request persons, firms and corporations holding common shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from the beneficial owners, and the Corporation will reimburse the holders for their reasonable expenses in doing so.

Meeting Information

Date, Place and Time

     The Annual Meeting will be held on Tuesday,April 19, 2005, at 10:00 a.m., local time, at The Lorain National Bank, 521 Broadway, Lorain, Ohio.

Record Date; Voting Rights

     Only the Corporation’s common shares can be voted at the Annual Meeting. Each common share entitles its owner to one vote on all matters.

     The Corporation’s Board of Directors has fixed the close of business on February 28, 2005 (the “Record Date”) as the record date for the determination of shareholders entitled to vote at the Annual Meeting. As of the Record Date, there were 2,217 record holders of the Corporation’s common shares and 6,766,867 of the Corporation’s common shares outstanding.

      The shareholders present in person or by proxy will constitute a quorum for the conduct of business at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum.

     The four nominees for director who receive the highest number of votes cast in their favor will be elected as directors. Common shares represented at the Annual Meeting in person or by proxy but withheld or otherwise not cast for the election of directors will not be counted as voting for or against any nominee and thus will have no impact on the outcome of the election of directors.

Ownership of Voting Shares

     The following table sets forth the beneficial ownership of the Corporation’s common shares by each of the Corporation’s directors and the Corporation’s named executive officers, and the directors and executive officers as a group, as of December 31, 2004.

	Shares of Common
Name of Beneficial Owner	Stock Owned(1)	Percent of Class

Daniel P. Batista	44,639	*
Robert M. Campagna	18,532(2)	*
Terry D. Goode	58,447(3)	*
James R. Herrick	38,337(4)	*
Lee C. Howley	3,120(5)	*
James F. Kidd	82,530(6)	1.20%
Daniel E. Klimas	-0-	*
David M. Koethe	45,721(7)	*
Benjamin G. Norton	150,630(8)	2.20%
Stanley G. Pijor	114,116(9)	1.69%
Jeffrey F. Riddell	99,086(10)	1.46%
John W. Schaeffer, M.D.	17,039(11)	*
Eugene M. Sofranko	34,861(12)	*
Paul A. Campagna	1,360	*
Kevin W. Nelson	16,003(13)	*
James H. Weber	30,212(14)	*
Terry M. White	8,161	*

All Directors and Executive	788,368	11.65%
Officers as a Group (24 in group)

*Ownership is less than 1% of the class.

1)	Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the common shares reported.

2)	Includes 15,629 common shares subject to shared voting and investment power.

3)	Includes 16,197 common shares subject to shared voting and investment power.

4)	Includes 8,000 common shares subject to shared voting and investment power.

5)	Includes 3,120 common shares subject to shared voting and investment power.

6)	Includes 22,334 common shares subject to shared voting and investment power.

7)	Includes 374 common shares subject to shared voting and investment power.

8)	Includes 73,809 common shares subject to shared voting and investment power.

9)	Includes 49,997 common shares subject to shared voting and investment power.

10)	Includes 13,251 common shares subject to shared voting and investment power. Mr. Riddell disclaims all investment authority on 10,830 shares.

11)	Includes 9,379 common shares subject to shared voting and investment power.

12)	Includes 23,374 common shares subject to shared voting and investment power.

13)	Includes 11,939 common shares subject to options which are currently exercisable.

14)	Includes 20,203 common shares subject to shared voting and investment power.

     As of December 31, 2004, no person was known by the Corporation to be the beneficial owner of more than 5% of the outstanding common shares of the Corporation, except as follows:

Name and Address of	Shares of Common
Beneficial Owner	Stock Owned	Percent of Class

Lorain National Bank 457 Broadway Lorain, Ohio 44052	779,397(1)	11.5%(1)

(1)	These common shares are held in various fiduciary capacities in the ordinary course of business under numerous trust relationships by The Lorain National Bank. As fiduciary, The Lorain National Bank has sole power to dispose of 363,017 of these common shares, shared power to dispose of 83,152 of these common shares, sole power to vote 147,729 of these common shares, and no power to vote 185,499 of these common shares, for a total of 11.5% of the outstanding common shares of the Corporation.

Election of Directors

     The Amended Code of Regulations of the Corporation provides that the Board of Directors of the Corporation shall be divided into three classes as nearly equal in number as possible, with the term of office of one class expiring each year. The directors of each class shall hold office for a term of three years. At the Annual Meeting, four directors will be elected to three-year terms expiring in 2008.

     The nominees for election at the Annual Meeting are Terry D. Goode, James R. Herrick, Benjamin G. Norton and John W. Schaeffer, M.D., each of whom is currently a director of the Corporation.

     The Board of Directors has determined that all Directors have met the independence standards of Rule 4200(a)-(15) of the Nasdaq National Market listing standards, with the exception of Messrs. Kidd, Klimas and Batista.

     The Governance and Nominating Committee of the Board of Directors recommends director candidates to the Board of Directors for nomination, in accordance with the Corporation’s Amended Code of Regulations. The Committee will investigate and assess the background and skills of potential candidates. The Governance and Nominating Committee is empowered to engage a third party search firm to assist in identifying candidates, but the Committee currently believes that the existing directors and executive management of the Corporation and its subsidiaries have significant networks of business contacts to identify candidates. Upon identifying a candidate for serious consideration, one or more members of the Governance and Nominating Committee initially would interview such candidate. If a candidate merited further consideration, all other Committee members (individually or as a group)

would interview the candidate, and the candidate would meet the Corporation’s Chief Executive Officer, other executive officers and many of the other Directors. The Governance and Nominating Committee would elicit feedback from all persons who met the candidate and then determine whether or not to recommend the candidate to the Board of Directors for nomination.

     LNB Bancorp’s Corporate Governance Guidelines and Code of Conduct and Business Ethics set forth the following criteria for qualification to serve as a Director: independence (a majority of the Directors must be independent); honesty and integrity; willingness to devote sufficient time to fulfilling duties as a Director; particular experience, skills or expertise relevant to the Corporation’s business; depth and breadth of business and civic experience in leadership positions; and ties to LNB Bancorp’s geographic markets. LNB Bancorp’s Corporate Governance Guidelines provide that shareholders may propose nominees by submitting the names and qualifications of such persons to the Chairman of the Governance and Nominating Committee at the Corporation’s executive offices, which submissions then will be forwarded to the Chairman. The Governance and Nominating Committee then would evaluate the possible nominee using the criteria outlined above and would consider such person in comparison to all other candidates. The submission should be made no later than December 31 of each year for consideration in regard to the next annual meeting of shareholders. The Governance and Nominating Committee is not obligated to recommend to the Board, nor is the Board obligated to nominate any such individual for election. The Corporation has received no shareholder recommendations for any director nominee in respect of the class of directors to be elected at the Annual Meeting. Accordingly, the Corporation has made no rejections or refusals of such candidates.

     The Governance and Nominating Committee has not hired any director search firm in 2004 and, accordingly, paid no fees to any such company. As indicated above, however, the Governance and Nominating Committee may do so in the future if necessary.

     Neither the Board nor the Governance and Nominating Committee have implemented a formal policy regarding director attendance at an annual meeting of shareholders. Typically, the Board holds its annual organizational meeting directly following the corresponding annual meeting of shareholders, which results in most directors being able to attend the annual meeting of shareholders. In 2004, twelve Directors attended the 2004 Annual Meeting of Shareholders.

Nominees for Election as Directors

     Class “I” Directors. The following table sets forth certain information with respect to the nominees for election as Class “I” Directors of the Corporation who will be voted upon at the Annual Meeting. There were no arrangements or understandings pursuant to which the persons listed below were selected as directors or nominees for director.

			Positions and Offices
		Principal Occupation	Held with	Director
Name	Age	for Past Five Years	LNB Bancorp	Since
CLASS “I”
Terry D. Goode	50	Vice President LandAmerica Financial Group, Inc. and Lorain County Title Company	Director	1997

			Positions and Offices
		Principal Occupation	Held with	Director
Name	Age	for Past Five Years	LNB Bancorp	Since
CLASS “I”(continued)
James R. Herrick	53	President Liberty Auto Group, Inc.	Director, Chairman since December 31, 2004	1999

Benjamin G. Norton	65	Human Resource Consultant LTI Power Systems	Director	1983

John W. Schaeffer, M.D.	59	President North Ohio Heart Center, Inc.	Director	1999

Directors Continuing in Office

     Class “II” and “III” Directors. The following table sets forth certain information with respect to Class “II” and Class “III” Directors of LNB Bancorp, whose terms expire in 2006 and 2007, respectively. There were no agreements or understandings pursuant to which any of the persons listed below were selected as directors.

			Positions and Offices
		Principal Occupation	Held with	Director
Name	Age	for Past Five Years	LNB Bancorp	Since

CLASS “II”
Robert M. Campana	45	Managing Director P.C. Campana, Inc.	Director	1997

Lee C. Howley	57	President Howley Bread Group Ltd.; also a director of LESCO, Inc., a specialty provider of professional turf care products, and Boykin Lodging Company, a hotel real estate investment trust.	Director	2001

James F. Kidd	65	President and Chief Executive Officer from December 10, 2003 to February 7, 2005; Vice Chairman of the Board, LNB Bancorp, Inc. and The Lorain National Bank since February 7, 2005.	Director	1989

Daniel E. Klimas	47	President and Chief Executive Officer and Director, LNB Bancorp, Inc. since February 7, 2005 President, Northern Ohio Region, Huntington Bank from 2000 to February 4, 2005.	Director	2005

			Positions and Offices
		Principal Occupation	Held with	Director
Name	Age	for Past Five Years	LNB Bancorp	Since
CLASS “II”(continued)
Jeffrey F. Riddell	53	President and C.E.O Consumers Builders Supply Company	Director	1995

CLASS “III”
Daniel P. Batista	70	Chairman of the Board Wickens, Herzer, Panza, Cook & Batista, L.P.A.	Director	1983

David M. Koethe	69	Retired	Director	1983

Stanley G. Pijor	74	Former Chairman of the Board LNB Bancorp, Inc. and The Lorain National Bank	Director	1983

Eugene M. Sofranko	74	Chairman of the Board Lorain Glass Company, Inc.	Director	1983

Named Executive Officers

     The following table sets forth certain information with respect to the Corporation’s named executive officers from the Ownership of Voting Shares table. There were no agreements or understandings pursuant to which any of the persons listed below were selected as officers.

				Named
			Positions and Offices	Executive
		Principal Occupation	Held with	Officer
Name	Age	for Past Five Years	LNB Bancorp	Since
Paul A. Campagna	44	Senior Vice President LNB Bancorp, Inc.	Senior Vice President	2004

Kevin W. Nelson	41	Executive Vice President LNB Bancorp, Inc.	Executive Vice President	2001

James H. Weber	59	Senior Vice President LNB Bancorp, Inc.	Senior Vice President	2003

Terry M. White	47	Executive Vice President, Chief Financial Officer and Corporate Secretary, LNB Bancorp, Inc.	Executive Vice President, Chief Financial Officer and Corporate Secretary	2002

     The Board of Directors of LNB Bancorp met 15 times in 2004. Each director in 2004 attended at least 75% of the combined total of meetings of the Board of Directors and meetings of each committee on which such director served, with the exception of John W. Schaeffer, M.D. Mr. Klimas joined the Board of Directors in February 2005 and has attended all meetings of the Board of Directors since that time, as well as all meetings of the committees on which he serves.

     The Board of Directors has established Corporate Governance Guidelines and a Code of Ethics and Business Conduct for the Corporation.

     Shareholders may communicate directly to the Board of Directors in writing by sending a letter to the Board at: LNB Bancorp, Inc. Board of Directors, 457 Broadway, Lorain, Ohio 44052. All letters directed to the Board of Directors will be received and processed by the Corporate Secretary and will be forwarded to the Chairman of the Governance and Nominating Committee without any editing or screening.

Committees of the Board

     The Board of Directors of LNB Bancorp, Inc. has standing Audit and Finance, Compensation, and Governance and Nominating Committees. The membership of these committees is noted below.

Audit and Finance Committee

     Mr. Howley, Chairman, and Messrs. Goode, Herrick, Norton and Sofranko are the members of the Audit and Finance Committee.

     The Audit and Finance Committee met five times during 2004. The Audit and Finance Committee serves in a dual capacity as the Audit and Finance Committee of the Corporation and The Lorain National Bank. The functions of this Committee include the engagement of independent auditors, reviewing with those independent auditors the plans and results of the audit engagement of the Corporation, approving the annual audit plan and reviewing the results of the procedures for internal auditing, reviewing the independence of the independent auditors, reviewing the Corporation’s financial results and Securities and Exchange Commission filings, reviewing the effectiveness of the Corporation’s internal controls and similar functions and approving all auditing and non-auditing services performed by its independent auditors. The Board of Directors has adopted a written charter for the Audit and Finance Committee, which is attached hereto as Annex A and may be found on the Corporation’s website at www.4lnb.com. All members of the Audit and Finance Committee meet the independence standards of Rule 4200(a)-(15) and the Audit and Finance Committee qualifications of Rule 4350(d)-(2) of the Nasdaq National Market listing standards. The Board of Directors has determined that Lee C. Howley is an Audit and Finance Committee financial expert for the Corporation and is independent as described in the preceding sentence. The report of the Audit and Finance Committee for 2004 appears under the caption “Report of the Audit and Finance Committee.”

Compensation Committee

     Mr. Goode, Chairman, and Messrs. Howley, Koethe, Norton and Riddell are the members of the Compensation Committee.

     The Compensation Committee is responsible for determining director and executive officer compensation and is comprised entirely of independent directors as prescribed by Nasdaq National Market corporate governance listing standards and is responsible for determining Director and executive officer compensation. The Board of Directors has adopted a Compensation Committee Charter which may be found on the Corporation’s website at www.4lnb.com. This Committee met six times during 2004. The Compensation Committee’s report on executive compensation matters for 2004 appears under the caption “Report of the Compensation Committee on Executive Compensation.”

Governance and Nominating Committee

     Mr. Riddell, Chairman, and Messrs. Goode, Howley, Schaeffer and Sofranko are the members of the Governance and Nominating Committee. This Committee develops and recommends to the Board corporate governance policies and guidelines for the Corporation. The Committee also develops guidelines for identifying Director and committee member candidates and recommends qualified candidates to the Board for nomination for election to the Board and appointment to committee membership in accordance with the Corporation’s Amended Code of Regulations. The Board of Directors has adopted a Governance and Nominating Committee Charter which may be found on the Corporation’s website at www.4lnb.com. This Committee met one time during 2004. The Governance and Nominating Committee is comprised entirely of independent directors as prescribed by Nasdaq National Market corporate governance listing standards.

Report of the Audit and Finance Committee

     The Audit and Finance Committee of the LNB Bancorp Board of Directors is composed of five directors, each of whom is independent as defined by the Nasdaq National Market corporate governance listing standards, and operates under a written charter adopted by the Board of Directors which is attached as Annex A.

     Management is responsible for the Corporation’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Corporation’s consolidated financial statements in accordance with accounting principles generally accepted in the United States of America and issuing a report thereon. The Committee’s responsibility is to monitor and oversee these processes.

     In this context, the Committee has met and held discussions with management and the independent auditors. In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Corporation that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit and Finance Committees,” discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’independence. The Committee also discussed with management, the internal auditors, and the independent auditors, the quality and adequacy of LNB Bancorp’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The Committee reviewed both with the independent and internal auditors their audit plans, audit scope and identification of audit risks.

     The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in the Statement on Auditing Standards No. 61, as amended, “Communication with Audit and Finance Committees,” and, with and without management present, discussed and reviewed the results of the independent auditors’examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

     The Committee reviewed the audited consolidated financial statements of LNB Bancorp as of and for the year ended December 31, 2004, with management and the independent auditors.

     Based on the afore-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that LNB Bancorp’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Committee also appointed the independent auditors.

Audit and Finance Committee
Lee C. Howley, Chairman
Terry D. Goode
James R. Herrick
Benjamin G. Norton
Eugene M. Sofranko

Principal Accounting Firm Fees

     The following table sets forth the aggregate fees billed to LNB Bancorp for the fiscal years ended December 31, 2004 and December 31, 2003 by LNB Bancorp’s principal accounting firm, KPMG LLP.

	December 31,
	2004		2003
Audit Fees	$317,800	(a)	$135,500	(a)
Audit-Related Fees	45,000	(b)	24,900	(b)
Tax Fees	13,300	(c)	31,000	(c)
All Other Fees	-0-		1,500	(d)

	$376,100		$192,900

(a)	Includes fees for audit, North Coast Community Development Corporation and ICOFR.

(b)	Includes fees for services related to benefit plan audits, subsidiary company audits, Statement on Auditing Standards No. 70 and trust compliance.

(c)	Includes fees for services related to tax compliance and tax planning.

(d)	The Audit and Finance Committee has considered whether the provision of these services is compatible with maintaining the principal accountant’s independence and has determined that the provision of such services has not affected the principal accountant’s independence.

     The Audit and Finance Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed by its independent auditors, except as described below.

     The Audit and Finance Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and will review such guidelines with the Board of Directors. Pre-approval may be granted by action of the full Audit and Finance Committee or, in the absence of such action, by the Audit and Finance Committee Chairman, whose action shall be considered to be that of the entire Committee. Pre-approval shall not be required for the provision of non-audit services if (1) the aggregate amount of all such non-audit services constitutes no more than 5% of the total amount of revenues paid by the Corporation to the auditors during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Corporation at the time of engagement to be non-audit services, and (3) such services are promptly brought to the attention of the Audit and Finance Committee and approved prior to the completion of the audit. No services were provided by KPMG LLP pursuant to these exceptions in 2003 or 2004.

Executive Compensation and Other Information

General

     The following information relates to compensation of management for the years ended December 31, 2004, 2003 and 2002, unless otherwise noted below.

Executive Compensation

     The following table sets forth the annual and long-term compensation for LNB Bancorp’s Chief Executive Officer and the four highest paid executive officers at December 31, 2004. The following table also sets forth the total compensation paid to each individual for service in that position during LNB Bancorp’s last three fiscal years. Information for periods prior to an individual’s service in such position is not provided and such amounts are stated as “n/a.”

Summary Compensation Table

				Long-Term
				Compensation
				Awards	(2)
	Annual Compensation			Securities	All Other
			(1)	Underlying	Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Options (#)	($)

James F. Kidd (3)	2004	$259,770	$-0-	-0-	$18,200
President and	2003	36,322	-0-	-0-	53,474
Chief Executive Officer	2002	n/a	n/a	n/a	n/a

Paul A. Campagna	2004	$135,951	$-0-	-0-	$4,350
Senior Vice President	2003	n/a	n/a	n/a	n/a
	2002	n/a	n/a	n/a	n/a

Kevin W. Nelson	2004	$169,898	$-0-	-0-	$5,119
Executive Vice President	2003	141,552	-0-	-0-	8,792
	2002	133,024	10,240	-0-	9,033

James H. Weber	2004	$123,881	$-0-	-0-	$4,622
Senior Vice President	2003	101,835	-0-	-0-	6,762
	2002	n/a	n/a	n/a	n/a

Terry M. White	2004	$177,284	$-0-	-0-	$5,596
Executive Vice President,	2003	143,992	-0-	-0-	9,061
Chief Financial Officer	2002	99,328	10,400	-0-	22,533
and Corporate Secretary

(1)	No bonuses were paid in 2003 or 2004.

(2)	The amounts shown in this column for the 2004 year represent the following:

(a) contributions by LNB Bancorp to The Lorain National Bank 401(k) Plan: 2004 — Mr. White, $5,082; Mr. Nelson, $4,819; Mr. Weber, $3,583; and Mr. Campagna, $4,070. 2003 — Mr. White, $8,827; Mr. Nelson, $8,640; Mr. Weber, $6,326. 2002 — Mr. White, $1,212; Mr. Nelson, $4,298.

(b) the economic benefit of life insurance coverage provided for the executive officers: 2004 - Mr. White, $514; Mr. Nelson, $300; Mr. Weber, $1,039; and Mr. Campagna, $280. 2003 — Mr. White, $234; Mr. Nelson, $152; and Mr. Weber, $376. 2002 — Mr. White, $284; and Mr. Nelson, $257.

(c) contributions by LNB Bancorp to The Lorain National Bank Employee Stock Ownership Plan in 2002: Mr. Nelson, $4,478.

(d) Moving and relocation expenses paid in 2002 for Mr. White, $21,037.

(e) fees for attending LNB Bancorp Board and Committee meetings in 2004: Mr. Kidd, $18,200.

(f) deferred compensation in 2003: Mr. Kidd, $53,474.

(3)	Mr. Kidd previously served as President and Chief Executive Officer of LNB Bancorp until his retirement from these positions in December 1999. With the retirement of his successor, Mr. Gary C.Smith, the Board of Directors again elected Mr. Kidd President and Chief Executive Officer in December 2003. During Mr. Kidd’s service as President and Chief Executive Officer from December 2003 through February 2005, the Corporation suspended deferred compensation and retirement plan payments to him .

Option Grants and Exercises

     No stock options were granted to the named executive officers in 2004, and no options were exercised by any of them in 2004. The following table presents information about unexercised stock options at December 31, 2004 for the named executive officers.

Aggregated Option Exercises in 2004 and Fiscal Year End Option Values

Number of Securities
			Underlying Unexercised	Value of Unexercised
			Options	In-the-Money Options at
			December 31, 2004(#)	December 31, 2004($)
	Shares Acquired	Value
Name	On Exercise (#)	Realized ($)	Exercisable/Unexercisable	Exercisable/Unexercisable

James F. Kidd	-0-	$-0-	-0- / -0-	$-0- / -0-
Terry M. White	-0-	-0-	-0- / -0-	-0- / -0-
Paul A. Campagna	-0-	-0-	-0- / -0-	-0- / -0-
Kevin W. Nelson	-0-	-0-	11,939 / -0-	240,213 / -0-
James H. Weber	-0-	-0-	-0- / -0-	-0- / -0-

Employment Agreements with Executives

     LNB Bancorp previously entered into employment agreements with Messrs. Nelson and White. These Agreements may be terminated by either the executive or LNB Bancorp on ninety (90) days written notice. The Agreements provide for base compensation, adjusted annually at the Compensation Committee’s discretion, and incentive awards (as described in more detail in “Executive Compensation and Other Information” and the “Report of the Compensation Committee on Executive Compensation”) to be paid to the executives for the performance of their duties. These Agreements also provide for continuing payments for one year of the executive’s total compensation in the event of termination of the executive’s employment without cause, or due to breach of the employment agreement by the Corporation, or continuing payments of two years of the executive’s total compensation in the event the Corporation elects to extend the Agreement’s restriction on the executive competing with the Corporation from one year to two years following termination of the executive’s employment. The Agreements also provide for lump sum payments of 200% of the executive’s highest annual base salary (highest annual base salary paid to the executive during the last three fiscal years immediately prior to termination), plus a pro rata portion of the executive’s bonus, and continuation for up to two years of certain health insurance and other benefits, in the event of termination of the executive’s employment following a change in control of the Corporation (other than termination of employment for death, disability or cause). The aggregate compensation (excluding the value of benefits and any pro rata bonus) payable to each such executive officer under the Agreements in the event of a change in control, as defined in the Agreements, and the termination of that executive’s employment would be approximately as follows: Mr. Nelson, $161,000; and Mr. White, $169,000. In the event of an involuntary termination with no change in control, the aggregate compensation would be approximately as follows: Mr. Nelson, $322,000; and Mr. White, $338,000.

     The Corporation entered into a change in control agreement with Mr. Weber in 2000. The aggregate compensation, as defined in the Agreement, to Mr. Weber upon the termination of Mr. Weber’s employment would be $119,457.

     The Corporation entered into an employment contract with Mr. Klimas in February 2005 when he was named CEO and President of the Corporation. The full text of this agreement will be filed with the Corporation’s 2004 Annual Report on Form 10-K. The Agreement has a three year term, automatically renewable on November 1, 2006 and each November 1st thereafter with an on-going term of between 15 and 27 months. The Agreement provides for an annual base salary of $300,000. Mr. Klimas also may receive an annual bonus of up to 75% of his base salary, as defined in the Agreement. Mr. Klimas received a $115,000 signing bonus and an award of 5,000 shares of common stock in the Corporation. The Agreement also provides for an award to Mr. Klimas of options to purchase up to 90,000 shares of common stock of the Corporation, to be awarded over three years, which options will vest over periods ending in 2010. The Agreement also has a change in control provision that provides for two years of aggregate compensation in the event of change in control.

Bank Owned Life Insurance

     LNB Bancorp has split-dollar life insurance agreements with certain of its executive officers. The economic benefit (the imputed income amount of this insurance) for the year 2004 to the named executive officers is included in the amounts for each of the eligible executive officers set forth in the Summary Compensation Table under the column “All Other Compensation.”

     The insurance policies provide death benefits to the executive’s beneficiaries of (a) the lesser of $1,000,000 or 2.75 times the executive’s annual salary at the time of death, less $50,000, if he dies before retirement at age 65, or (b) the lesser of $1,000,000 or the executive’s annual salary at the time of death, less $50,000, if he dies while employed by the Corporation at age 65 or older, or (c) the lesser of the executive’s annual salary at termination of employment or $1,000,000, if the executive is not employed by the Corporation at death, and if termination of the executive’s employment occurred on or after age 55 or within three years after a change in control of the Corporation, but not because of disability or termination for cause, or (d) if the executive’s employment terminated because of disability, then (i) if the executive dies before age 65, the lesser of 2.75 times the executive’s annual salary at termination of employment or $1,000,000, and (ii) if the executive dies on or after age 65, the lesser of the executive’s annual salary at termination of employment or $1,000,000.

Director Compensation

     Directors of LNB Bancorp are compensated for all services as a director in the following manner: each director receives an annual retainer fee of $5,000 regardless of board meeting attendance and $600 for each board and committee meeting attended, except for board and committee chairmen who receive $650 per meeting attended. Directors who are also officers of the Corporation were paid a fee of $300 for each board and committee meeting of the Corporation attended and receive no director’s fees for their attendance at The Lorain National Bank’s board or board committee meetings. Effective February 7, 2005, directors who also serve as officers of the Corporation, receive no fees for attendance at Corporation board or committee meetings.

Pension Plans

     The Lorain National Bank sponsors The Lorain National Bank Retirement Pension Plan (the “Plan”) covering substantially all employees of the Bank. An employee is eligible to participate on January 1 or July 1 after the attainment of age 21 and completion of one year of service, as defined in the Plan.

     Annual benefit payments under the provisions of the Plan are computed by a formula, the components of which include annual compensation, years of service and the Social Security taxable wage base. Participants are eligible for normal retirement upon reaching age 65. Annual benefit payments are determined as a percentage for the five consecutive Plan years that yield the highest average salary. Participants in the Plan prior to January 1, 1989 will have annual benefits reduced if they have less than 15 years of continuous employment upon retirement. Participants who join the Plan after January 1989 will have benefit payments reduced if they have less than 25 years of continuous employment upon retirement. The normal form of benefit payment is a joint and survivor annuity. Benefits become fully vested after a participant has completed five years of service. The Plan also provides for the payment of early retirement, death, disability, and deferred vested benefits in the form of a lump sum distribution, or a monthly annuity.

     The Plan was amended, effective January 1, 1995, to allow the payment of accrued benefits in the form of a lump sum distribution upon retirement at normal retirement age. The Plan was amended and restated for GUST effective January 1, 2001 and amended for EGTRRA effective January 1, 2003. Effective December 31, 2003, the benefits under the Plan were frozen and no additional benefits will be accrued under the Plan after December 31, 2003. The estimated present value of the accrued benefit using the Plan’s actuarial equivalence assumptions for the named executive officers ranged from $245,865 to $8,432 as of December 31, 2004.

     The following table reflects estimated annual pension benefits that would be payable as a life annuity with ten years of payments guaranteed to an employee of the Corporation retiring in 2004 at age 65 under the terms of the Plan, based upon the employee’s total years of service and average annual compensation levels.

Employee’s Annual Estimated Pension Benefits

Final Average
Annual Compensation			Years of Service
	15	20	25	30	35
$300,000	$60,654	$80,872	$101,090	$101,090	$101,090
250,000	60,654	80,872	101,090	101,090	101,090
200,000	60,654	80,872	101,090	101,090	101,090
170,000	50,979	67,972	84,965	84,965	84,965
100,000	28,404	37,872	47,340	47,340	47,340

     The annual compensation with respect to determining an employee’s annual pension payment is currently limited by the Internal Revenue Code to $200,000. The Plan reflects the annual compensation limit, which results in a maximum annual pension payment of $101,090. Therefore, an employee’s annual estimated pension payment for final average compensation levels of $200,000 and above are limited to $101,090. Pension benefits accrued prior to 1995 are grandfathered, if their calculated benefit is greater than $101,090. These pension payments do not reflect any additional retirement benefits which the employee may receive in the form of Social Security and other forms of supplemental retirement benefits. Messrs. Kidd, White and Campagna are not eligible for benefits under this Plan. For Messrs. Nelson and

Weber, who are eligible for benefits under this Plan, the five-year average covered compensation for the individuals listed in the Summary Compensation Table was: Mr. Nelson, $142,324; and Mr. Weber, $106,010. Messrs. Nelson and Weber have four and thirty six years of service, respectively, under the provisions of the Plan.

Supplemental Retirement Benefit Agreements

     LNB Bancorp has an individual supplemental retirement agreement (“SERP”) with Mr. Kidd. The purpose of this agreement is to provide supplemental retirement benefits to Mr. Kidd in addition to the benefits provided by the Plan. The SERP provides for additional payments in the event of: (a) normal retirement; (b) reduced supplemental retirement benefits in the event of early retirement; (c) disability prior to retirement; (d) death; or (e) discharge “without cause.”

     Upon his previous retirement in December 1999, Mr. Kidd became entitled under his SERP, to receive annual payments of $53,474, commencing March 1, 2000 and continuing for 10 years. When Mr. Kidd resumed the duties of President and Chief Executive Officer of the Corporation in December 2003, payments under the Plan and SERP that otherwise would have been made to Mr. Kidd were deferred during the period commencing January 2004 until his retirement, and the period during which Mr. Kidd will be entitled to receive payments under his SERP were extended by the thirteen months he served as President and Chief Executive Officer.

Report of the Compensation Committee on Executive Compensation

     Overview and Philosophy. The Board of Directors of LNB Bancorp has established a Compensation Committee comprised solely of independent directors as prescribed by Nasdaq National Market corporate governance listing standards. The Compensation Committee is responsible for developing and making recommendations to the Board with respect to LNB Bancorp’s executive compensation policies.

     Pursuant to authority delegated by the Board, the Compensation Committee determines annually the compensation to be paid to the Chief Executive Officer and each other executive officer. The Compensation Committee also structures and monitors LNB Bancorp’s supplemental retirement, employment or change in control contracts with its executive officers which include, among other things, provisions relating to each executive in the event of a change in control (as provided in these contracts). Compensation decisions with respect to executive officers are based on the factors discussed in the following paragraphs of the “Report of the Compensation Committee on Executive Compensation,” rather than any obligation set forth in such employment contracts.

     The Compensation Committee has available to it outside compensation consultants. The Compensation Committee gathers comparative compensation data from outside consultants and independent sources to develop a strategy in which compensation reflects performance.

     The objectives of LNB Bancorp’s executive compensation program are to:

•	Support the achievement of desired LNB Bancorp goals;

•	Provide compensation that will attract and retain superior talent and reward performance; and

•	Align the executive officers’ interests with those of shareholders by placing a portion of pay at risk with payout dependent upon corporate performance.

     The Compensation Committee believes that the Corporation’s executive compensation program provides an overall level of compensation opportunity that is competitive within the financial institution industry. Actual compensation levels may be greater or less than average competitive levels in surveyed companies based upon annual and long-term LNB Bancorp performance, as well as individual performance. The Compensation Committee uses its discretion to set executive compensation where, in its judgment, external, internal or an individual’s circumstances warrant.

Executive Officer Compensation Program

     LNB Bancorp’s executive officer compensation program is comprised of base salary, annual cash incentive compensation and various benefits.

Base Salary

     The Compensation Committee endeavors to set base salary levels for LNB Bancorp’s executive officers relative to companies in the financial institution industry of similar size and complexity of operations, as described above. In determining base salaries, the Compensation Committee also takes into account individual experience and performance, LNB Bancorp performance and specific issues particular to LNB Bancorp.

Annual Incentive Compensation

     LNB Bancorp maintains a conditional annual cash incentive program for executive officers. The purpose of the program is to provide direct financial incentives in the form of an annual cash bonus to executives to achieve LNB Bancorp’s annual goals. The Compensation Committee endeavors to set goals at competitive levels within the financial institution industry. Goals are set at the beginning of each fiscal year and may be different in type and amount from goals set in previous years. For details about the Corporation’s annual goals in 2004, see “Compensation Matters in 2004,” on the following page.

Chief Executive Officer Compensation

     The annual base salary of Mr. Kidd, LNB Bancorp’s President and Chief Executive Officer, was set at $233,000, effective January 1, 2004. LNB Bancorp did not award any cash incentive compensation to Mr. Kidd for 2004. Mr. Kidd was named President and CEO of LNB Bancorp, Inc. on December 10, 2003 to serve on an interim basis until a permanent CEO was named. Given this unique circumstance, the Compensation Committee relied on their assessment of the market compensation information available for the position of CEO and President of a company of similar size and complexity. The intent was to provide Mr. Kidd with compensation equivalent to the unique challenges of this interim role.

Deductibility under Internal Revenue Code Section 162(m)

     We believe it is in shareholders’best interest to retain as much flexibility as possible in the design and administration of executive compensation plans. LNB Bancorp and its subsidiaries recognize, however, that Section 162(m) of the Internal Revenue Code disallows a tax deduction for non-exempted compensation in excess of $1,000,000 paid for any fiscal year to a corporation’s chief executive officer and four other most highly compensated executive officers. Because the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met, the Executive

Compensation Committee currently intends to structure performance-based compensation to executive officers who may be subject to Section 162(m) in a manner that satisfies the requirements for this exemption. The Board and the Executive Compensation Committee, however, could award nondeductible compensation in other circumstances, as they deem appropriate. Moreover, because of ambiguities in the application and interpretation of Section 162(m) and the regulations issued, there is no assurance that compensation intended to satisfy the requirements for deductibility under Section 162(m) actually will be deductible.

Compensation Matters in 2004

     During 2004, the Compensation Committee made no change to the level of base salary of the Chief Executive Officer and increased the level of base salary for certain other executive officers. The increases in base salary were based upon analysis of compensation levels for management performing similar functions at other financial institutions of similar size and complexity of operations, and the objective of the Compensation Committee to place base salaries of executive officers at or near market median levels, given satisfactory job performance.

     For the 2004 Annual Incentive Compensation Program, the Compensation Committee selected increases in net earnings over 2003 net earnings as the measurement of the Corporation’s performance, with threshold and target goals set for determining cash bonus opportunity for all executive officers. LNB Bancorp did not meet its threshold goal for increased net earnings in 2004, and no cash incentive payments were made to executive officers in 2004.

Compensation Committee
Terry D. Goode, Chairman
Benjamin G. Norton, Vice Chairman
Lee C. Howley
David M. Koethe
Jeffrey F. Riddell

Compensation Committee Interlocks and
Insider Participation in Compensation Decisions

     During 2004, the Compensation Committee was comprised of Messrs. Goode, Howley, Koethe, Norton and Riddell, each of whom are independent directors. No officer or employee of LNB Bancorp served as a member of the Compensation Committee. In addition, during 2004, there were no interlocking relationships between members of the Compensation Committee and LNB Bancorp.

     LNB Bancorp Performance

     The following graph shows a five-year comparison of cumulative total returns for LNB Bancorp, the Standard & Poor’s 500 Stock Index© and the Nasdaq Bank Index.

Comparison of 5 Year Cumulative Total Return*

AMONG LNB BANCORP, INC., THE S & P 500 INDEX
AND THE NASDAQ BANK INDEX

200
180
160
140
120
100
80
60
40
20
0
DOLLARS
12/99
12/00
12/01
12/02
12/03
12/04
LNB Bancorp
S&P 500 Index
NASDAQ Bank Index

*	Assumes the value of the investment in LNB Bancorp common shares and each index was $100 on December 31, 1999 and that all dividends were reinvested.

The graph shown above is based on the following data points:

Cumulative Total Return
Period Ended
Index	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04

LNB Bancorp, Inc.	$100.00	$106.37	$110.93	$150.93	$174.45	$179.17
S&P 500 Index©	100.00	90.89	80.09	62.39	80.29	89.02
NASDAQ Bank Index	100.00	117.64	125.14	127.22	163.14	184.84

Copyright ©2003 Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved.

Certain Transactions

     Directors and executive officers of LNB Bancorp and their associates were customers of, or had transactions with, the Corporation or the Corporation’s banking or other subsidiaries in the ordinary course of business during 2004. Additional transactions may be expected to take place in the future. All outstanding loans to directors and executive officers and their associates, commitments and sales, purchases and placements of investment securities and other financial instruments included in such transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral where applicable, as those prevailing at the time for comparable transactions with other persons, and did not involve greater than normal risk of collectibility or present other unfavorable features.

     Mr. Batista, a director who is not a member of the Audit and Finance, Compensation or Governance and Nominating Committee, is the chairman of the law firm of Wickens, Herzer, Panza, Cook & Batista, a Legal Professional Association. The Corporation has retained the aforementioned law firm as general legal counsel for the last several years. During the last fiscal year, the Corporation paid to Wickens, Herzer, Panza, Cook and Batista, a Legal Professional Association, legal fees in the amount of $306,247. It is anticipated that this relationship will continue during the current fiscal year.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16 of the Securities Exchange Act of 1934 requires LNB Bancorp’s executive officers, directors and more than ten percent shareholders (“Insiders”) to file with the Securities and Exchange Commission and LNB Bancorp reports of their ownership of LNB Bancorp securities. Based upon written representations and copies of reports furnished to LNB Bancorp by Insiders, all Section 16 reporting requirements applicable to Insiders during 2004 were satisfied on a timely basis, with the exception of Lee C. Howley, who had one Form 4 that was not filed in a timely manner.

Shareholder Proposals for Next Annual Meeting

     To be considered eligible for inclusion in the Corporation’s Proxy Statement for the 2006 Annual Meeting of Shareholders, a proposal must be made by a qualified shareholder and received by the Corporation at its principal office in Lorain, Ohio, no later than November 18, 2005. Shareholder proposals should be directed to LNB Bancorp, Inc., Attention: Investor Relations, 457 Broadway, Lorain, Ohio 44052. On any other proposal raised by a shareholder for the 2006 Annual Meeting of Shareholders, the Corporation intends that proxies received by it will be voted in the interest of the Corporation in accordance with the judgment of the Board of Directors and the proposal will be considered untimely, unless notice of the proposal is received by the Corporation not later than February 1, 2006.

     The Corporation’s Amended Code of Regulations establishes advance notice procedures as to the nomination, other than by the Board of Directors, of candidates for election as directors. In order to make a director nomination, it is necessary that you notify the Corporation no fewer than 14 days nor more than 50 days in advance of next year’s Annual Meeting unless the Corporation gives you less than 21 days notice of the Annual Meeting and then notice of nominations must be given no later than the seventh day after we mailed notice of the Annual Meeting to you. Notice of nominations of directors must also meet all other requirements contained in the Corporation’s Code of Regulations. You may obtain the Code of Regulations by written request. Such request should be directed to LNB Bancorp, Inc., Attention: Corporate Secretary, 457 Broadway, Lorain, OH 44052.

Selection of Auditors

     KPMG LLP has served LNB Bancorp and The Lorain National Bank as independent auditor since 1972. The Audit and Finance Committee of the Board of Directors has selected KPMG LLP as independent auditor for the current year. We expect representatives of KPMG LLP to be present at the Annual Meeting with the opportunity to make statements if they so desire and to be available to respond to appropriate questions raised at the Annual Meeting.

Other Business

     Management is not aware of any other matter that may be presented for action at the Annual Meeting other than the matters set forth herein. Should any matter other than those set forth herein be presented for a vote of the shareholders, the proxy in the enclosed form directs the persons voting such proxy to vote in accordance with their judgment.

Annual Report

     We will provide without charge a copy of the Corporation’s Annual Report on Form 10-K for its fiscal year ended December 31, 2004 to any shareholder who makes a written request for it directed to Terry M. White, Executive Vice President, Chief Financial Officer and Corporate Secretary, LNB Bancorp, Inc., 457 Broadway, Lorain, Ohio 44052.

     We urge you to sign and return the enclosed Proxy Form as promptly as possible whether or not you plan to attend the meeting in person.

Annex A

LNB Bancorp, Inc.
Audit and Finance Committee Charter
Adopted March 11, 2005

A.	Purposes of the Committee

The purposes of the Audit and Finance Committee (the “Committee”) of the Board of Directors (the “Board”) of LNB Bancorp, Inc. (the “Company”) are:

•	to oversee the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements;

•	to assist the Board in overseeing:

•	the integrity of the financial statements of the Company,

•	the Company’s compliance with legal and regulatory requirements,

•	the adequacy of the Company’s financial reporting processes, internal control system and the audits of the Company’s financial statements,

•	the proper preparation of the Company’s annual budgets and periodic reporting of financial information that is utilized by the Board as well as, any committees of the Board and any subsidiaries of the Company,

•	the Company’s long-term financial and investment plans and strategies, including the Company’s investment objectives and current and projected financial results of operations,

•	the Company’s independent auditor’s qualifications and independence,

•	the performance of the Company’s internal audit and related functions,

•	the maintenance of free and open communication between the Board, the independent auditor, the Director of Audit and the management of the Company; and

•	to prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

B.	Composition of the Committee

The Committee must be comprised of at least three directors. Each Committee member must meet the independence, financial literacy, experience and other standards applicable to him or her under applicable law, SEC rules and the Nasdaq National Market (“Nasdaq”) or other applicable listing standards. One or more of the Committee’s members will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member’s financial sophistication. Committee members shall be appointed for one year terms upon the recommendation of the Company’s Governance and Nominating Committee. The Chairman shall be designated by the Board.

C.	Committee Resources, Authority and Responsibilities

Engagement of Independent Auditor and Approval of Services

The Committee has the sole authority to engage and, when appropriate, replace, the Company’s independent auditor. The Committee is directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attestation services for the Company. The independent auditor will report directly to the Committee. The Committee must pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor. The Committee will obtain on an annual basis from the independent auditor a written disclosure delineating all of its relationships and professional services as required by Independence Standards Board Standard No. 1. The Committee will engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and be responsible for taking appropriate action to oversee the independence of the independent auditor.

Recurring Review and Discussion Responsibilities; Processes

The Committee will review:

With management, the Director of Audit, and the independent auditor, the Company’s significant exposures (whether financial, operating or otherwise), and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

With management and the independent auditor, the financial information to be included in the Company’s Annual Report on Form 10- K (and the annual report to shareholders if distributed prior to the filing of the Form 10-K) and the quarterly financial information to be included in the Company’s Quarterly Reports on Form 10-Q, in each case including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

With management, at least annually, the Company’s earnings press releases and the nature of any earnings guidance that is provided.

With management, as needed, the adequacy of the financial information being presented to the Board of the Company and any of its subsidiaries.

With the independent auditor, at least annually, any problems or difficulties the auditor has encountered in connection with the annual audit or otherwise, and management’s response.

Separately with management, with the Director of Audit, and with the independent auditor, at least annually, any significant issues regarding accounting principles and financial statement presentations and the adequacy of the Company’s internal controls.

With the independent auditor, at least annually, the independent auditor’s performance, including the Committee’s evaluation of the independent auditor’s lead partner. In conducting this review, the Committee shall consult with management and the Director of Audit and obtain and review a report by the independent auditor describing its internal quality-control procedures, material issues raised in its most recent internal quality-control review, or peer review (if applicable). Further the Committee will review any inquiry or investigation by governmental or professional authorities within the preceding five years respecting any independent audit carried out by the independent auditor.

With the Board, annually, the Committee will perform an evaluation of this Charter and of the Committee’s performance under this Charter.

Committee Reports

The Committee shall report regularly to the Board with respect to the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the performance and independence of the Company’s independent auditors, and the performance of the Company’s internal audit function.

Hiring Policies

The Committee shall establish policies for the Company’s hiring of employees or former employees of the independent auditors who have participated in the audit of the Company in order to ensure continued independence throughout the engagement of the independent auditor.

Complaint Processing Procedures

The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding accounting or auditing matters.

Internal Audit and Related Functions

The Director of Audit of the Company shall directly report to the Chairman of the Committee, with administrative oversight provided by an appropriate executive officer of the Company. The Committee will oversee the internal audit function and determine that the Director of Audit is establishing, maintaining and executing appropriate audit programs, policies and procedures that govern the examination and audit of the ledgers, records, procedures and operations of the Company and its affiliates.

Other Authority and Responsibilities; Resources

The Committee will have such additional authority and responsibilities as may be granted to or imposed on Audit and Finance Committees from time to time by applicable law, SEC rules and Nasdaq or other applicable listing standards, and shall discharge all of its authority and responsibilities in accordance with all applicable law, SEC rules and Nasdaq or other applicable listing standards. The Committee may conduct or authorize the conduct of such investigations within the scope of its authority and responsibilities as it considers appropriate, and may retain, at the Company’s expense, such independent legal counsel, accounting or other advisers as the Committee considers necessary or advisable for the full and faithful execution of its duties.

The Committee shall have the funding, resources and authority to discharge its duties and responsibilities without seeking the approval of the Board or management of the Company, including (1) the authority, funding and resources to compensate the independent auditor engaged by the Committee for the purpose of preparing or issuing the audit report and performing other audit, review and attest services for the Company, (2) the authority, funding and resources to select, retain, terminate and approve the fees and other terms of engagement of, special or independent counsel, accountants and other advisors as deemed appropriate by the Committee, and (3) the authority to pay all its ordinary administrative expenses incurred in carrying out its duties and responsibilities.

In discharging its responsibilities, the Committee is not responsible for the planning or conduct of audits or for the preparation of the Company’s financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls. The independent auditor has the responsibility for auditing the financial statements.

Access to Records

The Committee is entitled to full access to all books, records, facilities and personnel of the Company for the purpose of executing its authority and responsibilities.

☑	PLEASE MARK VOTES	REVOCABLE PROXY
	AS IN THIS EXAMPLE	LNB Bancorp, Inc.

This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoint Eugene M. Sofranko, David M. Koethe and Daniel P. Batista, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated hereon, all the common shares of LNB Bancorp, Inc. held of record by the undersigned on February 28, 2005, at the Annual Meeting of Shareholders to be held on April 19, 2005, or any adjournment thereof.

Please be sure to sign and date this Proxy in the box below.	Date

			With-	For All
		For	hold	Except
1.	To elect as directors the nominees set forth below (except as marked to the contrary below):	☐	☐	☐

Terry D. Goode, James R. Herrick, Benjamin G. Norton and John W. Schaeffer, MD

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.	Upon the direction of the Board of Directors, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting.

     The Board of Directors unanimously recommends a vote FOR the election of the directors nominated by the Board of Directors. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR the election of directors nominated by the Board of Directors.

NOTE: Please sign exactly as your name appears hereon.When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign above	Co-holder (if any) sign above

▲ Detach above card, sign, date and mail in postage paid envelope provided. ▲

LNB Bancorp, Inc.
457 Broadway
Lorain, Ohio

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.